UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


Current Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934


                        Date Of Report: September 8, 2000
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


             DELAWARE                                      77-0381362
 (State Or Other Jurisdiction Of                (I.R.S. Employer Identification
  Incorporation Or Organization)                            Number)



                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)

Item 5.           Other Events

         On September 8, 2000, Monterey Bay Bancorp, Inc. ("Registrant") announced the signing of an Information Processing System Agreement ("Agreement") by its subsidiary, Monterey Bay Bank ("Bank"), with Open Solutions, Inc. ("OSI"). Under the terms of this Agreement, the Bank obtained a five year license to utilize OSI's "The Complete Banking Solution" software as its core processing system.


Item 7.           Financial Statements And Exhibits

         Exhibits

         99.1     Press Release dated September 8, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:     September 8, 2000         By:      /s/ C. Edward Holden
                                             --------------------
                                             C. Edward Holden
                                             Chief Executive Officer



Date:     September 8, 2000         By:      /s/ Mark R. Andino
                                             ------------------
                                             Mark R. Andino
                                             Chief Financial Officer
                                             (Principal Financial &
                                             Accounting Officer)